UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2010

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia

Georgia

(State or other jurisdiction of incorporation)

1-12080

0-28226

(Commission File Number)

58-1550675

58-2053632

(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327

(Address of principal executive offices)

Registrant’s telephone number, including area code (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 17, 2010, the United States Department of Justice delivered a letter to counsel for Post Properties, Inc. (the “Company”), Post Apartment Homes, L.P. (the “Operating Partnership”) and Post GP Holdings, Inc., the general partner of the Operating Partnership (“Post GP” and together with the Company and the Operating Partnership, “Post”) stating that it had completed an investigation under the Fair Housing Act (the “FHA”) and the Americans with Disabilities Act (the “ADA”) of Post’s apartment communities and was prepared to file a complaint alleging that properties in six states and the District of Columbia were not designed and constructed in accordance with the requirements for accessible multifamily housing and public accommodations under the FHA and the ADA. The letter indicated that the Department of Justice was willing to enter into pre-suit negotiations to resolve the matter. Post and its counsel have concluded preliminary discussions with the Department of Justice about the allegations and do not believe pre-suit resolution is possible. Accordingly, Post expects the Department of Justice to file a complaint in the near term.

The allegations in the Department of Justice letter are substantially similar to the lawsuit originally filed in November 2006 by the Equal Rights Center (“ERC”) against Post in the United States District Court for the District of Columbia. The ERC suit was dismissed by the United States District Court for the District of Columbia on September 28, 2009 in its entirety. In granting Post’s request to dismiss the suit, the court held that the plaintiff lacked standing to bring the claims. On October 13, 2009, Post moved the court for a finding of entitlement of an award of Post’s costs, expenses and attorney’s fees incurred in defending the action. Post requested the briefing to determine the amount to which Post is entitled be scheduled after the finding of entitlement, and the court agreed. On October 14, 2009, the ERC filed a notice of appeal of the Court’s decision to dismiss the action to the United States Court of Appeals for the District of Columbia Circuit. ERC filed a corrected version of its appellate brief on June 11, 2010, Post filed a response on August 12, 2010, and ERC filed a reply on September 10, 2010. Oral argument on the appeal is scheduled before the United States Court of Appeals for the District of Columbia Circuit on October 21, 2010.

It is not possible to predict or determine the outcome of the Department of Justice or ERC matters, nor is it possible to estimate the amount of any loss, damages or capital expenditures that would be associated with any adverse decision or outcome.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2010

POST PROPERTIES, INC.

By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2010

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC.,
as General Partner

By: /s/ David P. Stockert
David P. Stockert
President and
Chief Executive Officer

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